Exhibit 99.2
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) made as of May 22, 2008 by and among Encore Acquisition Company, a Delaware corporation (the “Borrower”), Encore Operating, L.P., a Texas limited partnership (“Operating”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer (the “L/C Issuer”), and the Lenders party to the Original Agreement defined below (the “Lenders”).
WITNESSETH:
     WHEREAS, the Borrower, Operating, the Administrative Agent, the L/C Issuer, the Co-Syndication Agents and Co-Documentation Agents named therein and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of March 7, 2007 (as heretofore amended, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the L/C Issuer became obligated to issue Letters of Credit to the Borrower and the Lenders became obligated to make loans to the Borrower as therein provided; and
     WHEREAS, the Borrower, Operating, the Administrative Agent, the L/C Issuer and the Lenders party hereto desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders and the L/C Issuer to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
     “Amendment” means this Second Amendment to Amended and Restated Credit Agreement.
     “Amendment Documents” means this Amendment, the Consent and Agreement of the Guarantors relating to this Amendment and all other documents or instruments delivered in connection herewith or therewith.
     “Credit Agreement” means the Original Agreement as amended hereby.
[Second Amendment to Amended and Restated Credit Agreement]

ARTICLE II.
AMENDMENT TO ORIGINAL AGREEMENT
     Section 2.1. Applicable Margin. The definition of “Applicable Margin” in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
     ““Applicable Margin” means, on any date, with respect to each Loan, an amount determined by reference to the ratio of Total Outstandings on such date to the Borrowing Base on such date in accordance with the table below:

Ratio of Total
Outstandings to	Applicable Margin for	Applicable Margin for
Borrowing Base	Eurodollar Rate Loans	Base Rate Loans

less than .50 to 1	1.250%	0.000%

greater than or equal to .50 to 1 but less than .75 to 1	1.500%	0.250%

greater than or equal to .75 to 1 but less than .90 to 1	1.750%	0.500%

greater than or equal to .90 to 1	2.000%	0.750%”
     Section 2.2. Amendment to Schedule. Schedule 2.01 of the Original Agreement is hereby amended in its entirety and replaced with Schedule 2.01 attached hereto as Exhibit A.
     Section 2.3. Borrowing Base. The Borrower, the Administrative Agent and the Lenders agree that from the Effective Date (as defined below) until the next redetermination or adjustment thereof, the Borrowing Base shall be $1,100,000,000.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective when and only when the Administrative Agent shall have received executed counterparts of this Amendment (or a consent to this Amendment) from one hundred percent (100%) of the Lenders and the following conditions precedent has been satisfied (the date such conditions are so satisfied herein called the “Effective Date”):
[Second Amendment to Amended and Restated Credit Agreement]

2

The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent:
     (i) counterparts of the Amendment Documents executed by the applicable Credit Parties sufficient in number for distribution to the Administrative Agent and the Borrower;
     (ii) a certificate on behalf of each Credit Party certifying that none of the resolutions, incumbency certificates, organizational documents and/or certificates of Responsible Officers of each Credit Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which such Credit Party is a party have been amended or are otherwise inaccurate since they were delivered.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce the L/C Issuer and each Lender to enter into this Amendment, the Borrower and Operating represent and warrant to the L/C Issuer and each Lender that the representations and warranties contained in Article V of the Original Agreement or any other Loan Document are true and correct in all material respects on the Effective Date (including, for all purposes, after giving effect to the Amendment Documents as “Loan Documents” referred to therein), except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the
[Second Amendment to Amended and Restated Credit Agreement]

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Administrative Agent or the Lenders under the Credit Agreement, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, or any other Loan Document.
     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Loan Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of such Loan Party under this Amendment and under the Credit Agreement.
     Section 5.3. Provisions Relating to Commitments. From and after the Effective Date, the Lenders shall have the respective Commitments as set forth on Schedule 2.01 attached hereto as Exhibit A. The Lenders and the Borrower hereby authorize the Administrative Agent to request borrowings from the Lenders, to make prepayments of Loans and to reduce commitments under the Credit Agreement among the Lenders in order to ensure that, upon the effectiveness of this Amendment, the Loans of the Lenders shall be outstanding on a ratable basis in accordance with their respective Applicable Percentages (after giving effect to this Amendment) and that the Commitments shall be as set forth on Schedule 2.01 as amended hereby and no such borrowing, prepayment or reduction shall violate any provisions of the Credit Agreement or this Amendment. The Lenders hereby confirm that, from and after the Effective Date, all participations of the Lenders in respect of Letters of Credit outstanding hereunder pursuant to Section 2.03(c) shall be based upon the Applicable Percentages of the Lenders (after giving effect to this Amendment).
     Section 5.4. Loan Documents. This Amendment is and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.
     Section 5.5. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Credit Agreement.
     Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
[The remainder of this page has been intentionally left blank.]
[Second Amendment to Amended and Restated Credit Agreement]

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ACQUISITION COMPANY
By:	/s/ Robert C. Reeves
Robert C. Reeves, Senior Vice President,
Chief Financial Officer and Treasurer

ENCORE OPERATING, L.P. By: EAP Operating, LLC., its sole general partner
By:	/s/ Robert C. Reeves
Robert C. Reeves, Senior Vice President,
Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as the Administrative Agent
By:	/s/ Todd Mac Neill
	Name:	Todd Mac Neill
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer
By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Allison Newman
	Name:	Allison Newman
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

BNP PARIBAS, as a Lender
By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

GE Business Financial Services Inc., FKA Merrill Lynch Business Financial Services Inc., as a Lender
By:	[Authorized Signatory]
Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Lucy Walker
	Name:	Lucy Walker
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

ALLIED IRISH BANKS PLC, as a Lender
By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President

By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ David Mills
	Name:	David Mills
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

COMERICA BANK, as a Lender
By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	[Authorized Signatory]
Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas Rajan
	Name:	Thomas Rajan
	Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement

NATIXIS, as a Lender
By:	/s/ Lianna Tchernysheva
	Name:	Lianna Tchernysheva
	Title:	Director

By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Managing Director
Signature Page to Second Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Joint General Manager
Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Chad Kirkham
	Name:	Chad Kirkham
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement

BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President
Signature Page to Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President
Signature Page to Second Amendment to Credit Agreement

DNB NOR BANK ASA, as a Lender
By:	/s/ Henrik Asland
	Name:	Henrik Asland
	Title:	Senior Vice President

By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Assistant Vice President
Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ J. Scott Fowler
	Name:	J. Scott Fowler
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement

THE FROST NATIONAL BANK, as a Lender
By:	/s/ John S. Warren
	Name:	John S. Warren
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory
Signature Page to Second Amendment to Credit Agreement

WESTLB AG, NEW YORK BRANCH, as a Lender
By:	/s/ Jonathan Cody
	Name:	Jonathan Cody
	Title:	Managing Director

By:	/s/ Philip Juskowicz
	Name:	Philip Juskowicz, CFA
	Title:	Associate Director
Signature Page to Second Amendment to Credit Agreement

COMPASS BANK, as a Lender
By:	/s/ Murray E. Brasseux
	Name:	Murray E. Brasseux
	Title:	Executive Vice President
Signature Page to Second Amendment to Credit Agreement

MIDFIRST BANK, as a Lender
By:	/s/ Shawn D. Brewer
	Name:	Shawn D. Brewer
	Title:	Vice President
Signature Page to Second Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Irja R. Osta
	Name:	Irja R. Osta
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title	Associate Director
Signature Page to Second Amendment to Credit Agreement

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender
By:	/s/ Daria A. Pishko
	Name:	Daria A. Pishko
	Title:	First Vice President

By:	/s/ Judson Horn
	Name:	Judson Horn
	Title:	Assistant Treasurer
Signature Page to Second Amendment to Credit Agreement

RZB FINANCE LLC, as a Lender
By:	/s/ Shirley Ritch
	Name:	Shirley Ritch
	Title:	Assistant Vice President

By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President
Signature Page to Second Amendment to Credit Agreement

STERLING BANK, as a Lender
By:	/s/ Melissa A. Bauman
	Name:	Melissa A. Bauman
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement

[Second Amendment]
Consent and Agreement to Second Amendment to
Amended and Restated Credit Agreement dated as of May 22, 2008
     The undersigned each hereby (a) consents to the provisions of the Amendment and the transactions contemplated herein and hereby, (b) ratifies and confirms the Amended and Restated Guaranty dated as of March 7, 2007 made by it in favor of Bank of America, N.A., as the Administrative Agent, as such Guaranty has been supplemented, and the other Loan Documents to which it is a party and (c) agrees that its obligations and covenants under the Loan Documents are unimpaired hereby and shall remain in full force and effect.

EAP OPERATING, LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

ENCORE OPERATING LOUISIANA, LLC
By:	/s/ Thomas Olle
Thomas Olle
President and Assistant Secretary

EAP PROPERTIES, INC.
By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer
[Consent and Agreement]

EXHIBIT A
[See Attached]
[ Exhibit A]

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$64,617,224.97	5.169377998%
Wachovia Bank, N.A.	$62,272,727.27	4.981818182%
Fortis Capital Corp.	$62,272,727.27	4.981818182%
BNP Paribas	$62,272,727.27	4.981818182%
Calyon New York Branch	$62,272,727.27	4.981818182%
General Electric Capital Corporation/Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services	$64,521,531.09	5.161722488%
Comerica Bank	$43,624,401.91	3.489952153%
DnB NOR Bank ASA	$43,624,401.91	3.489952153%
Sumitomo Mitsui Banking Corp.	$43,624,401.91	3.489952153%
Union Bank of California, N.A.	$43,624,401.91	3.489952153%
U.S. Bank National Association	$43,624,401.91	3.489952153%
Wells Fargo Bank, N.A.	$43,624,401.91	3.489952153%
Compass Bank	$40,980,861.24	3.278468899%
Bank of Scotland	$40,789,473.68	3.263157894%
Natixis	$40,789,473.68	3.263157894%
The Royal Bank of Scotland plc	$40,789,473.68	3.263157894%
SunTrust Bank	$40,789,473.68	3.263157894%
The Bank of Nova Scotia	$40,789,473.68	3.263157894%
Mizuho Corporate Bank, Ltd.	$34,090,909.09	2.727272727%
The Frost National Bank	$32,458,133.97	2.596650717%
Royal Bank of Canada	$32,458,133.97	2.596650717%
Allied Irish Bank plc	$32,260,765.55	2.580861244%
BMO Capital Markets Financing, Inc.	$32,260,765.55	2.580861244%
KeyBank National Association	$32,260,765.55	2.580861244%
JPMorgan Chase Bank, N.A.	$30,263,157.89	2.421052631%
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Maim, New York Branch	$28,014,354.07	2.241148325%
WestLB AG, New York Branch	$23,935,406.69	1.914832536%
MidFirst Bank	$23,935,406.69	1.914832536%
UBS Loan Finance LLC	$21,052,631.58	1.684210526%
Sterling Bank	$21,052,631.58	1.684210526%
RZB Finance LLC	$21,052,631.58	1.684210526%
Total	$1,250,000,000.00	100.000000000%
[ Exhibit A]